Curian/BlackRock Global Long Short Credit Fund

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/CurianVariableSeriesTrust. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 29, 2013, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Curian/BlackRock Global Long Short Credit Fund (the “Fund”) is to seek absolute total returns over a complete market cycle.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses1	0.49%
Total Annual Fund Operating Expenses	1.69%

1 “Other Expenses” include an Administrative Fee of 0.20% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”) and are based on estimated amounts for the initial fiscal year.  The amount also includes the estimated costs associated with the Fund’s short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. In addition, the Fund incurs borrowing fees related to short sale transactions. The estimated annualized amounts of dividend expense on short sales and borrowing fees related to short sales for the period are 0.26%. The Fund’s actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund’s short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.  The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years
$172	$533

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  The Fund does not have a portfolio turnover rate as of the date of this Prospectus as it has not yet commenced operations.

Principal Investment Strategies. The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets.  A complete market cycle for fixed income funds such as the Fund is typically three to five years.

Under normal market conditions, the Fund invests at least 80% of its total assets in credit-related instruments, including, but not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, including bonds of companies principally engaged in the aircraft or air transportation industries, mortgage-related securities and asset-backed securities, collateralized debt and loan obligations, including bonds collateralized by aircraft and/or aircraft equipment, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics.  The Fund may invest in fixed, variable and floating rate instruments, which may be of any duration or maturity.

Under normal market conditions, the Fund anticipates it will allocate a substantial amount (approximately 40% or more, unless market conditions are not deemed favorable by BlackRock Financial Management, Inc. and BlackRock International Limited, the Fund’s sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), in which case the Fund would invest at least 30%) of its total assets in securities (or derivatives with similar economic characteristics) of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers whose securities primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S.  The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund may invest in credit-related instruments rated below investment grade or deemed equivalent by Fund management, which are commonly referred to as “junk bonds.”

Generally, the Fund’s average maturity is expected to be less than 6 years.

The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies.  The Fund’s investments in non-U.S. dollar based assets may be made on a currency hedged or unhedged basis.

The Fund may invest up to 20% of its total assets in equity instruments, including common stock, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stock.  The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund may also gain both long and short exposure to fixed income securities by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contracts and options on futures contracts that provide long or short exposure to other credit obligations; credit-linked notes that provide long or short exposure to other credit obligations; repurchase agreements; reverse repurchase agreements; exchange-traded funds and closed-end registered investment companies, which may be managed by a Sub-Adviser or one of its affiliates; and other similar transactions.

The Fund may engage in short sales for hedging purposes or to enhance total return.  The Fund also may make short sales “against the box” without limitation.  In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

As part of its normal operations, the Fund may hold high quality money market securities and invest in money market funds, including affiliated money market funds, pending investments or when it expects to need cash to pay redeeming shareholders. The Fund also may invest in these securities in order to achieve its investment goal. Money market securities are short term securities consisting primarily of short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset backed commercial paper, corporate notes and repurchase agreements.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund may borrow from banks for investment purposes.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

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Air transportation industry risk – The air transportation industry can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, and the price of fuel.  Airline deregulation has substantially diminished the government’s role in the air transport industry while promoting an increased level of competition.  However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

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Borrowing risk - Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

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Collateralized debt obligations risk – Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks.  These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

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Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  The value of the convertible and debt securities may fall when interest rates rise.  Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

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Corporate loan risk – Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

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Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange-traded funds, involves risks, including liquidity, interest rate, market, counterparty, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. The Fund could experience losses if its derivative holdings were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

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Distressed debt risk – The Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

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Emerging markets risk – Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

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Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

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Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

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High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

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Interest rate risk – When interest rates increase, fixed income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

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Leverage risk – Reverse repurchase agreements, loans of portfolio securities, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, and other derivatives, may give rise to a form of leverage. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

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Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Loans risk – Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the general risks of being a lender.
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Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

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Mezzanine securities risk – Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely and erratically than those of larger, more established companies.   Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

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Mortgage-related and other asset-backed risk – Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates and exhibit additional volatility.  When interest rates decline, borrowers may pay off their mortgages sooner than expected, which can reduce the returns.

•	Portfolio turnover risk – Active trading may increase transaction costs, which may reduce performance and also may increase realized short-term capital gains and losses.
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Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.

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Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

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Repurchase agreements and purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Reverse repurchase agreements risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.  Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all.  The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.  These events could also trigger adverse tax consequences to the Fund.

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Second lien loans risk – Second lien loans generally are subject to similar risks as those associated with investments in senior loans.  Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior loans risk – There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.  No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.

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Short sales risk – A short sale may be effected by selling a security that the Fund does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. In addition, short positions typically involve increased liquidity risk and transactions costs, and the risk that the third part to the short sale may fail to honor its contract terms.

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Small-capitalization investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.  Small cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

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Sovereign debt risk – These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Structured products risk – Holders of structured products bear risks of the underlying investments, index, or reference obligation and are subject to counterparty risk.  The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  Certain structured products may be thinly-traded or have a limited trading market.  In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.  Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

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Tax risk – In order for a Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income. The Fund will therefore seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.  Failure to comply with this restriction would have significant negative tax consequences to the Fund’s shareholders.

Performance.  Performance for the Fund has not been included because the Fund has less than one full calendar year of performance.  Performance information, which provides some indication of the risks of investing in the Fund, will be available once the Fund has completed one full calendar year of operations.

Portfolio Management.

Investment Adviser:
Curian Capital, LLC

Sub-Advisers:
BlackRock Financial Management, Inc. (“BFM”)
BlackRock International Limited (“BIL”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Michael Phelps	April 2013	Managing Director, BlackRock, Inc. 1
Joshua Tarnow	April 2013	Managing Director, BlackRock, Inc. 1

1  BFM and BIL are wholly-owned subsidiaries of BlackRock, Inc.

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund.  You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.